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                                                                  EXHIBIT 10.16



ADDENDUM TO EMPLOYMENT AND NONCOMPETE AGREEMENT
PHILIP L. DUNAVANT

THIS AGREEMENT, dated this 1st day of January, 1999 is made by and between Philip L. Dunavant a resident of Tennessee ("Executive") and Mark VII Transportation Company, Inc., a Delaware corporation ("Employer"), a wholly owned subsidiary of Mark VII, Inc., a Delaware corporation ("Mark VII").

RECITALS

Executive and Employer previously entered into "Employment and Noncompete Agreement" dated May 16, 1997, of which a true and correct copy is attached ("Agreement"). The parties hereto undertake and agree to modify said agreement to the extent expressly stated herein. In all other respects, said agreement shall remain as originally stated.

AGREEMENT

In consideration of the mutual promises, covenants and agreements contained herein and in the underlying agreement, the party to hereby further agrees as follows:

1. BASE SALARY. Commencing January 1, 1999 the base salary of Executive shall be $175,000 per year.

IN WITNESS WHEREOF, the parties hereto have executed this addendum on the year and day above indicated.



                                      "EXECUTIVE"


                                      /s/ Philip L. Dunavant
                                      --------------------------------------
                                      Philip L. Dunavant


                                      "EMPLOYER"

                                       MARK VII TRANSPORTATION CO., INC.



                                       By: /s/ R.C. Matney
                                          ----------------------------------
                                          R. C. Matney, Chairman

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SECOND ADDENDUM TO
EMPLOYMENT AND NONCOMPETE AGREEMENT
PHILIP L. DUNAVANT

THIS AGREEMENT, dated this 2nd day of February, 1999 is made by and between Philip L. Dunavant, a resident of Tennessee ("EXECUTIVE") and Mark VII Transportation Co., Inc., a Delaware corporation ("EMPLOYER"), a wholly owned subsidiary of Mark VII, Inc., a Delaware corporation ("MARK VII").

RECITALS

Executive and Employer previously entered into "Employment and Noncompete Agreement" dated May 16, 1997 which was thereafter amended by an Addendum dated January 1, 1999 of which copies are attached (Agreement and Addendum). The parties hereby undertake to modify said Agreement and Addendum to the extent expressly stated herein. In all other respects, they shall remain as originally stated.

AGREEMENT

In consideration of the mutual promises, covenants and agreements contained herein and in the underlying Agreement and Addendum, parties hereto further agree as follows:

1. SHORTENED TERM OF EMPLOYMENT. It is agreed between Executive and Employer that the term of employment of the Executive will lapse May 28, 1999.

2. ONE YEAR OF BASE SALARY AND FRINGE BENEFITS SUBSEQUENT TO MAY 28, 1999. As severance pay, Executive will receive one year of $175,000 base salary subsequent to May 28, 1999 through regular payroll processing plus all existing fringe benefits including car allowance, and life, health, dental and AD&D insurance coverage for that year only.

3. 1999 PERFORMANCE BONUS. Executive shall not be eligible for any bonus in 1999 or thereafter. In lieu thereof, he will receive an additional lump sum severance benefit in the amount of $35,000 cash on or before June 18, 1999 provided R. C. Matney, Chairman and CEO, has determined, in his sole discretion, that Executive

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has performed his employment duties in a diligent, faithful and satisfactory manner through May 28, 1999.

4. NO SETOFF FOR PERSONAL SERVICE INCOME FROM OTHER SOURCES. The provisions of Paragraph 6.04 of the May 16, 1997 Employment Agreement are waived and released by Employer with respect to the one-year severance pay subsequent to termination of employment of Executive and the lump-sum severance benefit of $35,000 for which Executive may be eligible on June 18, 1999.

5. AVAILABILITY TO PROVIDE CONSULTATION SERVICES. Subsequent to May 28, 1999, in the event the Employer or Mark VII has need of assistance or services of Executive, he will make every reasonable effort to be available to provide assistance and consultation with respect to subjects, projects or topics with which he has become familiar as a result of his employment with Employer and Mark VII. It is agreed and understood that for any such service the Executive will be compensated at a consultant fee of $150 an hour.

6. MODIFICATION OF THE THIRD YEAR OF THE NONCOMPETE AGREEMENT. All provisions of Paragraph 4 of the employment contract of May 16, 1997 shall continue in effect except that during the third year subsequent to termination of employment with Employer, Executive shall be at liberty to compete with Mark VII and its subsidiaries by engaging in the transportation business free of the constraints stated under paragraph 4.02 provided that during such year Executive shall refrain from consulting, employing or being employed by, or otherwise affiliated, directly or indirectly, with any present or future agent, employee or officer of Mark VII, Inc. or any of its subsidiaries.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum on the year and day above indicated.



                                            "EXECUTIVE"


                                            /s/ Philip L. Dunavant

                                            ----------------------------------
                                            Philip L. Dunavant



                                            "EMPLOYER"

                                            /s/ R. C. Matney
                                            ---------------------------------
                                            R. C. Matney, Chairman



                                            "MARK VII, INC."

                                            /s/ R. C. Matney
                                            ----------------------------------